                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 22, 1998
                                                           ------------

                        GREAT LAKES CHEMICAL CORPORATION
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        1-6450                 95-1765035
-----------------------------      ---------------------     -------------------
(STATE OR OTHER JURISDICTIONS      (COMMISSION FILE NO.)        (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                   ONE GREAT LAKES BOULEVARD, P. O. BOX 2200
                         WEST LAFAYETTE, INDIANA  47906
                   -----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (765) 497-6100
                                                      --------------------

The undersigned registrant hereby amends the following item of its current report on Form 8-K dated June 5, 1998, reporting an event on May 22, 1998, as set forth in the pages attached hereto.

ITEM 7.    Financial Statements, Pro Forma Information and Exhibits

(a) Not applicable

(b) Pro Forma Information

Pro-Forma Consolidated Financial Statements

On May 22, 1998, the Company completed the distribution (the "Distribution") of its petroleum additives business, Octel Corp. ("Octel"), to its shareholders. The stock distribution was made to shareholders of record of Great Lakes common stock on May 15, 1998. Shareholders received one share of Octel common stock for every four shares of Great Lakes common stock held as of that date.

Prior to the Distribution, Octel borrowed approximately $430 million. The borrowing, along with available cash, was used to repay intercompany borrowings and to pay a special dividend to Great Lakes.

The following Unaudited Pro Forma Consolidated Financial Statements are based on the historical financial statements of Great Lakes for the periods presented adjusted to give effect to (1) the payments and special dividend received from Octel and (2) the distribution of Octel shares to the Great Lakes shareholders. The unaudited Pro Forma Condensed Consolidated Income Statements from Continuing Operations gives effect to the transaction if it had occurred at the beginning of the period presented and the unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the transaction as if it occurred March 31, 1998. The adjustments are described in the accompanying notes to the Pro Forma Consolidated Financial Statements.

The Unaudited Pro Forma Financial Statements are based upon available information and certain assumptions that management believes are reasonable. The Unaudited Pro Forma Financial Statements do not purport to represent what the Company's results of operations or financial condition would actually have been had the Distribution in fact occurred on such dates or to project the Company's results of operations or financial condition for any future period or date. The Unaudited Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Company which are included in the Annual Report for the year ended December 31, 1997 on Form 10-K and the Quarterly Report for the quarter ended March 31, 1998 on Form 10-Q.

                        GREAT LAKES CHEMICAL CORPORATION
 Pro Forma Condensed Consolidated Income Statements from Continuing Operations
                      March 31, 1998 and December 31, 1997
                                  (Unaudited)
                      (in millions, except per share data)

                                   Three Months Ended March 31, 1998               Year Ended December 31, 1997
                                   ---------------------------------               ----------------------------
                                Historically     Pro Forma                    Historically    Pro Forma
                                  Reported      Adjustments    Pro Forma        Reported     Adjustments    Pro Forma
                                  --------      -----------    ---------        --------     -----------    ---------

Net Sales                         $  334.8                -        334.8        $1,311.2               -      1,311.2
Operating Expenses                   303.0                -        303.0         1,169.4               -      1,169.4
                                  --------      -----------    ---------        --------     -----------    ---------
Operating Income                      31.8                -         31.8           141.8               -        141.8
Interest and Other Income              8.2              4.7         12.9            31.7            19.0         50.7
Interest and Other Expense            12.4             (1.6)        10.8            56.3            (6.4)        49.9
                                  --------      -----------    ---------        --------     -----------    ---------
Income Before Income
 Taxes                                27.6              6.3         33.9           117.2            25.4        142.6
Income Taxes                          10.3              2.3         12.6            45.4             9.1         54.5
                                  --------      -----------    ---------        --------     -----------    ---------
Net Income                        $   17.3              4.0         21.3        $   71.8            16.3         88.1
                                  --------      -----------    ---------        --------     -----------    ---------
Earnings per Share
 Basic                            $   0.29                          0.36        $   1.20                         1.47
 Diluted                          $   0.29                          0.36        $   1.19                         1.46

Average Shares Outstanding
 Basic                              58,991                        58,991          60,041                       60,041
 Diluted                            59,228                        59,228          60,297                       60,297

See Notes to Pro Forma Financial Statements.

                        GREAT LAKES CHEMICAL CORPORATION
                 Pro Forma Condensed Consolidated Balance Sheet
                                 March 31,1998
                                  (Unaudited)
                                ( in millions )

                                                                 Historically          Pro Forma
                                                                   Reported           Adjustments      Pro Forma
                                                                   --------           -----------      ---------
Assets

Current Assets
  Cash and cash equivalents                                       $     84.6              352.0            436.6
  Accounts and notes receivable, net                                   283.3                  -            283.3
  Inventories                                                          317.2                  -            317.2
  Prepaid expenses                                                      28.8                  -             28.8
                                                                  ----------           --------        ---------
    Total current assets                                               713.9              352.0          1,065.9

Plant and Equipment, net                                               671.5                  -            671.5
Goodwill                                                               115.4                  -            115.4
Investments in and Advances to
  Unconsolidated Affiliates                                             73.4                  -             73.4
Other Assets                                                            28.0                  -             28.0
Net Assets of Discontinued Operations                                  714.0             (604.0)           110.0
                                                                  ----------           --------        ---------
                                                                  $  2,316.2             (252.0)         2,064.2
                                                                  ----------           --------        ---------


Liabilities and Stockholders' Equity

Current Liabilities
  Accounts payable and accrued expenses                           $    244.5                  -            244.5
  Income taxes payable                                                  29.3              108.0            137.3
  Other current liabilities                                             16.4                  -             16.4
                                                                  ----------           --------        ---------
    Total current liabilities                                          290.2              108.0            398.2

Long-Term Debt                                                         579.8              (87.0)           492.8
Other Noncurrent Liabilities                                            41.8                  -             41.8
Deferred Income Taxes                                                   65.1                  -             65.1

Stockholders' Equity                                                 1,339.3             (273.0)         1,066.3
                                                                  ----------           --------        ---------
                                                                  $  2,316.2             (252.0)         2,064.2
                                                                  ----------           --------        ---------

See Notes to Pro Forma Financial Statements

Notes to Pro Forma Financial Statements

Pro Forma Balance Sheet adjustments reflect (1) the receipt of $439 million from Octel after March 31, 1998 of which $352 million is added to short-term investments and $87 million is used to reduce debt, (2) the assumption of a $108 million income tax liability and (3) a $273 million reduction in retained earnings due to the distribution of Octel. In addition, approximately $30 million was received from Octel during the first quarter of 1998 and was used to reduce debt.

Pro Forma Income Statement adjustments reflect the estimated interest income and reduced interest expense resulting from the receipt noted above and the related income tax expense.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GREAT LAKES CHEMICAL CORPORATION



Date July 17, 1998               By: /s/ Robert J. Smith
                                    ------------------------------------

                                 Name:  Robert J. Smith
                                        --------------------------------

                                 Title: Vice President, Controller
                                        --------------------------------